UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007

ImageWare Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-15757	33-0224167
(Commission File Number)	(IRS Employer Identification No.)

10883 Thornmint Road

San Diego, California 92127

(Address of Principal Executive Offices, Including Zip Code)

858-673-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On September 25, 2007, ImageWare Systems, Inc. (the ”Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) pursuant to which the Company sold to the Investors an aggregate of 2,016,666 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $1.50 per share for aggregate gross proceeds of approximately $3.0 million, and issued to the Investors warrants (the “Warrants”) to purchase up to an aggregate of 1,008,333 shares of Common Stock with an exercise price of $1.67 per share (the “Financing”).  The Warrants may be exercised at any time from March 26, 2008 until March 26, 2013. In addition, if the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are not registered for resale with the Securities and Exchange Commission (the “SEC”) on or before the later of March 25, 2008 or the end of the applicable holding period for resales of securities by non-affiliates under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act’), but in any event no later than September 25, 2008, the Warrants may be exercised by the Investors by “cashless” exercise.  Some of the Investors are affiliates of Gruber & McBaine Capital Management, LLC, which beneficially owns more than 10% of the issued and outstanding shares of Common Stock.

In connection with the Financing, the Company also entered into a registration rights agreement with the Investors (the “Rights Agreement”).  Pursuant to the Rights Agreement, the Company agreed to file a registration statement (the “Registration Statement”) with the SEC on or before November 9, 2007 covering the resale of the Shares, the Warrant Shares, and all shares of Common Stock issuable upon any stock split, dividend or other distribution, recapitalization or similar event contemplated by Rule 416 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the foregoing, with certain exceptions described in the Rights Agreement.  Under the Rights Agreement, if the Registration Statement is not filed with the SEC within this time period, the Company has agreed to make cash payments, as liquidated damages and not as a penalty, to each Investor in an amount equal to 1% of the aggregate amount invested by such Investor for each month that the Registration Statement should have been filed and is not filed.  The Company also has agreed to use commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable, and if the Registration Statement is not declared effective by the SEC by December 24, 2007 (or by February 7, 2008 in the event of a “full review” of the Registration Statement by the SEC), or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement for any reason for a certain period of time set forth in the Rights Agreement, the Company will make cash payments, as liquidated damages and not as a penalty, to each Investor in an amount equal to 1% of the aggregate amount invested by each such Investor for each month until the date that the Registration Statement is declared effective or sales can be made.  The maximum aggregate liquidated damages payable to an Investor under the Rights Agreement is 12% of the aggregate amount invested by the Investor under the Purchase Agreement.

The Company paid cash compensation of approximately $212,000 in placement agent fees and agreed to reimburse up to $25,000 of placement agent legal expenses incurred in connection with this Financing. In addition, the Company issued the placement agent for the Financing a 5.5-year warrant to purchase up to an aggregate of 151,249 shares of Common Stock on the same terms and conditions included in the Warrants.

The Company intends to use the net proceeds from the Financing to fund ongoing operations and satisfy its trade payables accrued in the ordinary course of its business.

The summary of the terms of the Purchase Agreement, the Rights Agreement and the Warrants included herein is subject to, and qualified in its entirety by, the Purchase Agreement, the Rights Agreement and the form of Warrant, which are filed as exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

A copy of the press release issued by the Company announcing the Financing is filed as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.                                          Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder. The agreements executed in connection with the Financing contain representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operations and financial condition, the Investors acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are sophisticated within the meaning of Section 4(2) of the Securities Act and are “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Company made no solicitation in connection with the Financing other than communications with the Investors; the Company obtained representations from the Investors regarding their investment intent, experience and sophistication; and the Investors either received or had access to adequate information about the Company in order to make an informed investment decision.

At the time of their issuance, the securities were deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities bear legends to that effect.  The securities may not be resold or offered in the United States without registration or an exemption from registration.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)                   Exhibits

Exhibit #	Description
10.1	Securities Purchase Agreement dated September 25, 2007 by and among the Company and certain accredited investors.
10.2	Registration Rights Agreement dated September 25, 2007 by and among the Company and certain accredited investors
10.3	Form of Warrant to Purchase Common Stock dated September 25, 2007.
99.1	Press Release issued on September 26, 2007.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.
a Delaware corporation

Date: September 25, 2007
	By:	/s/ Wayne G. Wetherell
Wayne G. Wetherell
Chief Financial Officer

Exhibit Index

Exhibit #	Description
10.1	Securities Purchase Agreement dated September 25, 2007 by and among the Company and certain accredited investors.
10.2	Registration Rights Agreement dated September 25, 2007 by and among the Company and certain accredited investors
10.3	Form of Warrant to Purchase Common Stock dated September 25, 2007.
99.1	Press Release issued on September 26, 2007.